SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)        January 7, 1999
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                        Lund International Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-16319                41-1568618
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

             911 Lund Boulevard, Anoka, MN                          55303
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        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code          612.576.4200
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

       Reference is made to the Press Release issued by Lund International Holdings, Inc. (the "Company") on January 7, 1999, and attached hereto as an Exhibit, relating to the execution by the Company of a definitive purchase agreement to purchase all of the capital stock of Smittybilt, Inc.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    EXHIBITS.

         99.1    Press Release, dated January 7, 1999.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LUND INTERNATIONAL HOLDINGS, INC.



Date: January 8, 1999                    By   /s/ Ronald C. Fox
                                                Ronald C. Fox
                                         Its  Chief Financial Officer


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                                  EXHIBIT INDEX


       99.1   Press Release, dated January 7, 1999.